UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02351

Western Asset Investment Grade Income Fund Inc.

Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor,

New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2020

WESTERN ASSET

INVESTMENT GRADE INCOME FUND INC. (PAI)

Beginning in or after January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to seek a high level of current income, consistent with prudent investment risk, through investment in a diversified portfolio of debt securities. To a lesser extent, the Fund may also invest in privately placed debt securities and in certain equity securities. Capital appreciation is a secondary investment objective.

II	Western Asset Investment Grade Income Fund Inc.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Investment Grade Income Fund Inc. for the twelve-month reporting period ended December 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2021

Western Asset Investment Grade Income Fund Inc.	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to seek a high level of current income, consistent with prudent investment risk, through investment in a diversified portfolio of debt securities. To a lesser extent, the Fund may also invest in privately placed debt securities and in certain equity securities. Capital appreciation is a secondary investment objective.

The Fund invests at least 80% of its net assets in fixed income securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities of comparable quality at the time of purchase (as determined by the investment adviser). If a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. In addition, the Fund may invest up to 20% in other fixed income securities, and not more than 25% in securities restricted as to resale. The Fund’s 80% investment policy may be changed by the Board of Directors without shareholder approval upon 60 days’ prior notice to shareholders. In addition, convertible bonds and preferred securities may be treated as “fixed income” securities for purposes of the policy and so, if appropriately rated, would qualify for the 80% test.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s investment adviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-today portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Ryan K. Brist and Michael C. Buchanan.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets posted positive total results over the twelve-month reporting period ended December 31, 2020. However, most spread sectors (non-Treasuries) lagged equal durationi Treasuries given several periods of elevated volatility. This was driven by a number of factors, including extreme risk aversion as the COVID-19 pandemic escalated, sharply falling global growth, ongoing trade conflicts, and a number of geopolitical issues. However, the spread sectors generally outperformed in the latter stages of the reporting period, as continued monetary policy accommodation from the Federal Reserve Board (the “Fed”)ii policy and news of effective COVID-19 vaccines triggered increased investor risk appetite.

Both short- and long-term U.S. Treasury yields moved sharply lower during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.58%, equaling the high for 2020. The low for the period of 0.11% occurred several times during

Western Asset Investment Grade Income Fund Inc. 2020 Annual Report	1

Fund overview (cont’d)

the second half of 2020 and ended the period at 0.13%. The yield for the ten-year Treasury began the reporting period at 1.92%, the high for the reporting period. The low of 0.52% occurred on August 4, 2020 and ended the period at 0.93%.

All told, the overall credit market, as represented by the Bloomberg Barclays U.S. Credit Indexiii, returned 9.35% during the twelve months ended December 31, 2020. Over the same period, the overall bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, returned 7.51%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We reduced the Fund’s allocation to investment-grade corporate bonds and increased its exposure to high-yield corporate bonds, as we found more attractive valuations in the latter. Within the investment-grade market, we pared the Fund’s weightings in Basic Industry1, Consumer Non-Cyclicals2 and Energy sectors. Within the high-yield market, we increased the Fund’s allocations to Consumer Cyclicals3, Consumer Non-Cyclicals and Energy sectors.

During the reporting period, Treasury futures, which were used to manage the Fund’s duration and yield curvev positioning, detracted from performance.

Performance review

For the twelve months ended December 31, 2020, Western Asset Investment Grade Income Fund Inc. returned 9.11% based on its net asset value (“NAV”)vi and 6.62% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Corporate High Yield Indexvii and the Bloomberg Barclays U.S. Credit Index, returned 7.11% and 9.35%, respectively, for the same period. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Averageviii returned 9.26% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.61 per share.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2020. Past performance is no guarantee of future results.

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

[2]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

[3]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles, and other consumer services.

*	For the tax character of distributions paid during the fiscal year ended December 31, 2020, please refer to page 37 of this report.

2	Western Asset Investment Grade Income Fund Inc. 2020 Annual Report

Performance Snapshot as of December 31, 2020
Price Per Share	12-Month Total Return**
$16.23 (NAV)	9.11	%†
$15.90 (Market Price)	6.62	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its security selection. Within the Financials sector, overweights to Goldman Sachs Group Inc. and Credit Suisse USA Inc. were beneficial, as their prices rallied. Elsewhere, within Consumer Cyclicals, an underweight to Ford Motor Company was rewarded, as was an underweight to Intel Corp. in the Information Technology sector.

Active participation in the new issue market after spreads had significantly widened was additive for returns. In particular, initiating positions in Proctor & Gamble Corp. in March 2020, and Boeing Co. and Wells Fargo & Co. in April 2020, contributed to performance, as their spreads narrowed as the reporting period progressed.

From a sector positioning perspective, an overweight to banking (in the Financials sector) and an underweight to the Real Estate sector were beneficial.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its sector allocation. The largest headwind for returns was an overweight to the Energy sector, as it performed poorly given falling oil prices. An underweight to Information Technology was also detrimental, as the sector outperformed over the reporting period.

From a security selection perspective, overweight positions in Whiting Petroleum Corp. and Oasis Petroleum Company were negative for results. The oil price war between Saudi Arabia and Russia earlier in 2020, along with the demand shock due to COVID-19, significantly impacted the profitability of both issuers given the sharp decline in commodity prices.

Finally, having a shorter duration than that of the benchmark detracted from performance, as rates moved lower across the yield curve.

Western Asset Investment Grade Income Fund Inc. 2020 Annual Report	3

Fund overview (cont’d)

Looking for additional information?

The Fund is traded under the symbol “PAI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XPAIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Investment Grade Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 21, 2021

RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed income investment’s price. The Fund may invest in high-yield bonds (commonly known as “junk” bonds), which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging or developing markets. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and social, political, and economic uncertainties which could result in significant volatility. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may also invest in money market funds,

4	Western Asset Investment Grade Income Fund Inc. 2020 Annual Report

including funds affiliated with the Fund’s manager and subadviser. For more information on Fund risks, see Summary of information regarding the Fund - Principal Risk Factors in this report.

Portfolio holdings and breakdowns are as of December 31, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 7 through 23 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2020 were: Financials (31.8%), Energy (15.1%), Communication Services (10.0%), Industrials (8.7%) and Health Care (8.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB or higher).

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

The Bloomberg Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144A securities are also included.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 6 funds in the Fund’s Lipper category.

Western Asset Investment Grade Income Fund Inc. 2020 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the Fund’s portfolio as of December 31, 2020 and December 31, 2019, and does not include derivatives such as futures contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

‡	Represents less than 0.1%.

6	Western Asset Investment Grade Income Fund Inc. 2020 Annual Report

Schedule of investments

December 31, 2020

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 92.7%
Communication Services — 10.0%
Diversified Telecommunication Services — 3.4%
AT&T Inc., Senior Notes	4.300%	2/15/30	$80,000	$95,635
AT&T Inc., Senior Notes	4.500%	5/15/35	360,000	437,304
AT&T Inc., Senior Notes	6.350%	3/15/40	50,000	71,584
AT&T Inc., Senior Notes	4.900%	6/15/42	150,000	187,093
AT&T Inc., Senior Notes	4.800%	6/15/44	210,000	262,634
AT&T Inc., Senior Notes	4.550%	3/9/49	310,000	374,447
AT&T Inc., Senior Notes	3.500%	9/15/53	37,000	37,197	(a)
AT&T Inc., Senior Notes	3.500%	2/1/61	70,000	69,868
British Telecommunications PLC, Senior Notes	9.625%	12/15/30	70,000	116,228
Corning Inc., Senior Notes	3.900%	11/15/49	130,000	159,853
Frontier Communications Corp., Senior Secured Notes	5.875%	10/15/27	420,000	454,913	(a)
Telefonica Emisiones SA, Senior Notes	7.045%	6/20/36	60,000	89,686
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,790,000	2,018,077
Verizon Communications Inc., Senior Notes	5.500%	3/16/47	630,000	919,957
Total Diversified Telecommunication Services				5,294,476
Media — 4.4%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	580,000	620,003	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	110,000	151,012
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	260,000	368,540
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	5/1/47	350,000	437,502
Comcast Corp., Senior Notes	6.450%	3/15/37	220,000	339,255
Comcast Corp., Senior Notes	6.950%	8/15/37	160,000	258,250
Comcast Corp., Senior Notes	6.400%	5/15/38	950,000	1,482,709
Fox Corp., Senior Notes	5.476%	1/25/39	510,000	700,234
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	180,000	247,362
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	200,000	297,059
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	10,000	14,266
Time Warner Cable LLC, Senior Secured Notes	5.500%	9/1/41	50,000	64,455
Time Warner Entertainment Co. LP, Senior Secured Notes	8.375%	3/15/23	180,000	210,527

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2020 Annual Report	7

Schedule of investments (cont’d)

December 31, 2020

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Time Warner Entertainment Co. LP, Senior Secured Notes	8.375%	7/15/33	$410,000	$635,067
Walt Disney Co., Senior Notes	6.550%	3/15/33	545,000	800,231
Walt Disney Co., Senior Notes	7.750%	12/1/45	130,000	235,696
Total Media				6,862,168
Wireless Telecommunication Services — 2.2%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	850,000	1,265,710
Sprint Corp., Senior Notes	7.250%	9/15/21	640,000	666,720
Sprint Corp., Senior Notes	7.875%	9/15/23	340,000	394,077
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	230,000	349,831
T-Mobile USA Inc., Senior Secured Notes	4.375%	4/15/40	60,000	73,282	(a)
T-Mobile USA Inc., Senior Secured Notes	4.500%	4/15/50	210,000	259,405	(a)
Vodafone Group PLC, Senior Notes	5.250%	5/30/48	210,000	293,003
Vodafone Group PLC, Senior Notes	4.250%	9/17/50	10,000	12,408
Total Wireless Telecommunication Services				3,314,436
Total Communication Services				15,471,080
Consumer Discretionary — 3.2%
Automobiles — 0.8%
General Motors Co., Senior Notes	5.400%	10/2/23	130,000	145,660
General Motors Co., Senior Notes	6.125%	10/1/25	190,000	230,656
General Motors Co., Senior Notes	6.600%	4/1/36	170,000	230,398
General Motors Co., Senior Notes	6.750%	4/1/46	270,000	389,548
Nissan Motor Co. Ltd., Senior Notes	4.810%	9/17/30	200,000	225,550	(a)
Total Automobiles				1,221,812
Hotels, Restaurants & Leisure — 1.5%
Marriott International Inc., Senior Notes	3.600%	4/15/24	200,000	213,313
McDonald’s Corp., Senior Notes	4.700%	12/9/35	150,000	194,431
McDonald’s Corp., Senior Notes	4.875%	12/9/45	230,000	313,475
McDonald’s Corp., Senior Notes	4.450%	9/1/48	10,000	13,113
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	380,000	395,940	(a)
Sands China Ltd., Senior Notes	4.600%	8/8/23	200,000	212,898
Sands China Ltd., Senior Notes	5.125%	8/8/25	450,000	505,861
Sands China Ltd., Senior Notes	5.400%	8/8/28	200,000	234,794
Sands China Ltd., Senior Notes	4.375%	6/18/30	200,000	223,394	(a)
Total Hotels, Restaurants & Leisure				2,307,219
Household Durables — 0.4%
Lennar Corp., Senior Notes	5.000%	6/15/27	250,000	295,000
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	200,000	268,484
Total Household Durables				563,484

See Notes to Financial Statements.

8	Western Asset Investment Grade Income Fund Inc. 2020 Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Specialty Retail — 0.5%
Home Depot Inc., Senior Notes	3.900%	12/6/28	$590,000	$710,368
Home Depot Inc., Senior Notes	3.350%	4/15/50	50,000	59,619
Total Specialty Retail				769,987
Total Consumer Discretionary				4,862,502
Consumer Staples — 4.6%
Beverages — 2.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.900%	2/1/46	840,000	1,095,609
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.150%	1/23/25	1,390,000	1,583,366
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.600%	4/15/48	70,000	88,726
Coca-Cola Co., Senior Notes	4.125%	3/25/40	180,000	233,053
Coca-Cola Co., Senior Notes	4.200%	3/25/50	110,000	152,230
Pernod Ricard SA, Senior Notes	5.500%	1/15/42	670,000	949,842	(a)
Total Beverages				4,102,826
Food Products — 0.1%
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	110,000	129,238
Tobacco — 1.8%
Altria Group Inc., Senior Notes	3.800%	2/14/24	190,000	207,567
Altria Group Inc., Senior Notes	4.400%	2/14/26	410,000	476,254
Altria Group Inc., Senior Notes	4.800%	2/14/29	870,000	1,043,042
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	100,000	126,953
Reynolds American Inc., Senior Notes	8.125%	5/1/40	270,000	399,138
Reynolds American Inc., Senior Notes	7.000%	8/4/41	320,000	431,108
Reynolds American Inc., Senior Notes	5.850%	8/15/45	90,000	115,333
Total Tobacco				2,799,395
Total Consumer Staples				7,031,459
Energy — 15.1%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Notes	5.000%	11/15/45	200,000	238,110
Oil, Gas & Consumable Fuels — 15.0%
Apache Corp., Senior Notes	6.000%	1/15/37	106,000	117,395
Apache Corp., Senior Notes	5.100%	9/1/40	20,000	21,363
Apache Corp., Senior Notes	5.250%	2/1/42	90,000	97,222
BP Capital Markets America Inc., Senior Notes	3.410%	2/11/26	440,000	493,990
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	20,000	22,632	(a)
Cameron LNG LLC, Senior Secured Notes	3.701%	1/15/39	40,000	45,223	(a)
Cimarex Energy Co., Senior Notes	4.375%	6/1/24	600,000	655,083

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2020 Annual Report	9

Schedule of investments (cont’d)

December 31, 2020

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	$170,000	$187,517
ConocoPhillips, Senior Notes	6.500%	2/1/39	810,000	1,254,252
Continental Resources Inc., Senior Notes	4.500%	4/15/23	400,000	413,172
Continental Resources Inc., Senior Notes	4.375%	1/15/28	140,000	143,779
Devon Energy Corp., Senior Notes	5.850%	12/15/25	350,000	411,626
Devon Energy Corp., Senior Notes	5.600%	7/15/41	320,000	391,855
Ecopetrol SA, Senior Notes	5.375%	6/26/26	540,000	622,631
Energy Transfer Operating LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	210,000	192,413	(b)(c)
Energy Transfer Operating LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	560,000	533,400	(b)(c)
Energy Transfer Operating LP, Senior Notes	4.200%	9/15/23	860,000	927,856
Energy Transfer Operating LP, Senior Notes	5.250%	4/15/29	30,000	35,050
Energy Transfer Operating LP, Senior Notes	6.625%	10/15/36	20,000	24,345
Energy Transfer Operating LP, Senior Notes	5.800%	6/15/38	40,000	46,055
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	320,000	445,952
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	100,000	111,270
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. USD LIBOR + 2.570%)	5.375%	2/15/78	360,000	364,405	(c)
EOG Resources Inc., Senior Notes	4.375%	4/15/30	240,000	292,132
Exxon Mobil Corp., Senior Notes	3.482%	3/19/30	200,000	232,961
Exxon Mobil Corp., Senior Notes	4.227%	3/19/40	140,000	174,705
KazMunayGas National Co. JSC, Senior Notes	3.500%	4/14/33	200,000	218,982	(a)
Kinder Morgan Inc., Senior Notes	7.800%	8/1/31	2,000,000	2,859,520
MPLX LP, Senior Notes	4.800%	2/15/29	60,000	72,562
MPLX LP, Senior Notes	4.500%	4/15/38	380,000	435,176
Noble Energy Inc., Senior Notes	6.000%	3/1/41	390,000	594,447
Noble Energy Inc., Senior Notes	5.250%	11/15/43	150,000	215,946
Occidental Petroleum Corp., Senior Notes	2.700%	8/15/22	980,000	982,695
Occidental Petroleum Corp., Senior Notes	3.200%	8/15/26	160,000	149,900
Occidental Petroleum Corp., Senior Notes	7.500%	5/1/31	465,000	525,129
Occidental Petroleum Corp., Senior Notes (3 mo. USD LIBOR + 0.950%)	1.163%	2/8/21	390,000	389,153	(c)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	5.625%	10/15/27	120,000	131,520	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	4.125%	2/15/28	200,000	210,375	(a)

See Notes to Financial Statements.

10	Western Asset Investment Grade Income Fund Inc. 2020 Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	$190,000	$235,522
Petrobras Global Finance BV, Senior Notes	6.900%	3/19/49	280,000	355,600
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	300,000	374,670
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	450,000	492,300
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	1,005,000	996,513
Phillips 66, Senior Notes	5.875%	5/1/42	160,000	223,064
Range Resources Corp., Senior Notes	9.250%	2/1/26	460,000	481,390
Shell International Finance BV, Senior Notes	6.375%	12/15/38	250,000	389,578
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	470,000	616,724
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.250%	12/1/26	230,000	297,266
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.250%	5/15/30	130,000	145,967
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	310,000	395,040
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.950%	5/15/50	30,000	34,085
Western Midstream Operating LP, Senior Notes	4.650%	7/1/26	660,000	694,247
Western Midstream Operating LP, Senior Notes	4.750%	8/15/28	680,000	708,900
Western Midstream Operating LP, Senior Notes	5.050%	2/1/30	90,000	100,903
Western Midstream Operating LP, Senior Notes	5.450%	4/1/44	80,000	81,052
Western Midstream Operating LP, Senior Notes	6.250%	2/1/50	270,000	297,483
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	47,000	63,964
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	37,000	49,942
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	610,000	893,396
WPX Energy Inc., Senior Notes	4.500%	1/15/30	110,000	116,765
Total Oil, Gas & Consumable Fuels				23,088,060
Total Energy				23,326,170
Financials — 31.7%
Banks — 20.5%
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.500% to 6/27/29 then 10 year Treasury Constant Maturity Rate + 5.470%)	7.500%	6/27/29	200,000	226,752	(a)(b)(c)
Banco Mercantil del Norte SA, Junior Subordinated Notes (8.375% to 10/14/30 then 10 year Treasury Constant Maturity Rate + 7.760%)	8.375%	10/14/30	250,000	298,815	(a)(b)(c)
Banco Nacional de Costa Rica, Senior Notes	5.875%	4/25/21	340,000	341,916	(a)
Banco Santander SA, Senior Notes	3.848%	4/12/23	400,000	429,930

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2020 Annual Report	11

Schedule of investments (cont’d)

December 31, 2020

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Banco Santander SA, Senior Notes	3.490%	5/28/30	$200,000	$224,520
Bank of America Corp., Senior Notes	5.875%	2/7/42	320,000	487,512
Bank of America Corp., Senior Notes (3.458% to 3/15/24 then 3 mo. USD LIBOR + 0.970%)	3.458%	3/15/25	70,000	76,250	(c)
Bank of America Corp., Senior Notes (4.083% to 3/20/50 then 3 mo. USD LIBOR + 3.150%)	4.083%	3/20/51	160,000	202,619	(c)
Bank of America Corp., Subordinated Notes	6.110%	1/29/37	320,000	467,150
Bank of America Corp., Subordinated Notes	7.750%	5/14/38	900,000	1,537,154
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	240,000	249,633	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	450,000	500,766
Barclays PLC, Junior Subordinated Notes (6.125% to 6/15/26 then 5 year Treasury Constant Maturity Rate + 5.867%)	6.125%	12/15/25	1,060,000	1,144,828	(b)(c)
Barclays PLC, Subordinated Notes (5.088% to 6/20/29 then 3 mo. USD LIBOR + 3.054%)	5.088%	6/20/30	640,000	768,275	(c)
BNP Paribas SA, Junior Subordinated Notes (7.625% to 3/30/21 then USD 5 year ICE Swap Rate + 6.314%)	7.625%	3/30/21	330,000	334,331	(a)(b)(c)
BNP Paribas SA, Senior Notes (5.198% to 1/10/29 then 3 mo. USD LIBOR + 2.567%)	5.198%	1/10/30	280,000	347,606	(a)(c)
BPCE SA, Subordinated Notes	5.150%	7/21/24	410,000	467,343	(a)
Citigroup Inc., Senior Notes	8.125%	7/15/39	251,000	449,207
Citigroup Inc., Senior Notes	5.875%	1/30/42	240,000	365,534
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	750,000	902,178
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	404,000	569,031
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	370,000	603,249
Commonwealth Bank of Australia, Subordinated Notes	3.743%	9/12/39	220,000	259,300	(a)
Cooperatieve Rabobank UA, Senior Notes	5.750%	12/1/43	450,000	672,683
Cooperatieve Rabobank UA, Senior Notes	5.250%	8/4/45	340,000	486,732
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	1,040,000	1,268,046	(a)(b)(c)
Danske Bank A/S, Senior Notes	5.000%	1/12/22	1,780,000	1,858,805	(a)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	230,000	259,734	(a)
HSBC Holdings PLC, Junior Subordinated Notes (4.600% to 6/17/31 then 5 year Treasury Constant Maturity Rate + 3.649%)	4.600%	12/17/30	320,000	326,438	(b)(c)

See Notes to Financial Statements.

12	Western Asset Investment Grade Income Fund Inc. 2020 Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	$300,000	$337,313	(b)(c)
HSBC Holdings PLC, Senior Notes	4.950%	3/31/30	200,000	250,912
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	210,000	238,850
HSBC Holdings PLC, Subordinated Notes	7.625%	5/17/32	70,000	102,309
ING Bank NV, Subordinated Notes	5.800%	9/25/23	600,000	681,912	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	300,000	310,781	(a)
Intesa Sanpaolo SpA, Senior Notes	4.700%	9/23/49	200,000	251,827	(a)
JPMorgan Chase & Co., Junior Subordinated Notes (6.000% to 8/1/23 then 3 mo. USD LIBOR + 3.300%)	6.000%	8/1/23	260,000	275,699	(b)(c)
JPMorgan Chase & Co., Senior Notes (3.897% to 1/23/48 then 3 mo. USD LIBOR + 1.220%)	3.897%	1/23/49	50,000	63,147	(c)
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	440,000	663,457
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	490,000	695,299
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 6/27/24 then USD 5 year ICE Swap Rate + 4.760%)	7.500%	6/27/24	360,000	406,800	(b)(c)
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 9/27/25 then USD 5 year ICE Swap Rate + 4.496%)	7.500%	9/27/25	370,000	426,425	(b)(c)
Natwest Group PLC, Junior Subordinated Notes (7.648% to 9/30/31 then 3 mo. USD LIBOR + 2.500%)	7.648%	9/30/31	1,360,000	2,075,319	(b)(c)
Natwest Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year ICE Swap Rate + 7.598%)	8.625%	8/15/21	590,000	613,677	(b)(c)
Natwest Group PLC, Subordinated Notes	6.100%	6/10/23	1,010,000	1,132,520
Natwest Group PLC, Subordinated Notes	6.000%	12/19/23	350,000	400,168
Natwest Group PLC, Subordinated Notes (3.754% to 11/1/24 then 5 year Treasury Constant Maturity Rate + 2.100%)	3.754%	11/1/29	230,000	244,891	(c)
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	480,000	543,439
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	210,000	237,045	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	410,000	551,530	(a)
UniCredit SpA, Senior Notes	6.572%	1/14/22	590,000	621,846	(a)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	1,040,000	1,257,890	(a)(c)

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2020 Annual Report	13

Schedule of investments (cont’d)

December 31, 2020

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Wachovia Capital Trust III Ltd., Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	2/8/21	$1,190,000	$1,208,005	(b)(c)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then 3 mo. USD LIBOR + 4.240%)	5.013%	4/4/51	260,000	370,168	(c)
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	430,000	599,246
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	580,000	760,312
Westpac Banking Corp., Subordinated Notes	4.421%	7/24/39	110,000	140,903
Total Banks				31,588,027
Capital Markets — 5.1%
Charles Schwab Corp., Junior Subordinated Notes (4.000% to 12/1/30 then 10 year Treasury Constant Maturity Rate + 3.079%)	4.000%	12/1/30	320,000	338,400	(b)(c)
CI Financial Corp., Senior Notes	3.200%	12/17/30	240,000	246,093
CME Group Inc., Senior Notes	5.300%	9/15/43	440,000	658,403
Credit Suisse Group AG, Junior Subordinated Notes (5.250% to 8/11/27 then 5 year Treasury Constant Maturity Rate + 4.889%)	5.250%	2/11/27	1,060,000	1,123,600	(a)(b)(c)
Credit Suisse Group AG, Senior Notes (4.194% to 4/1/30 then SOFR + 3.730%)	4.194%	4/1/31	250,000	294,588	(a)(c)
Credit Suisse USA Inc., Senior Notes	7.125%	7/15/32	40,000	62,140
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	570,000	893,902
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	640,000	980,424
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	500,000	698,963
KKR Group Finance Co. III LLC, Senior Notes	5.125%	6/1/44	820,000	1,079,548	(a)
KKR Group Finance Co. VI LLC, Senior Notes	3.750%	7/1/29	70,000	81,570	(a)
Morgan Stanley, Senior Notes	6.375%	7/24/42	90,000	147,191
Raymond James Financial Inc., Senior Notes	4.650%	4/1/30	70,000	85,995
Raymond James Financial Inc., Senior Notes	4.950%	7/15/46	90,000	123,740
UBS AG Stamford, CT, Subordinated Notes	7.625%	8/17/22	340,000	376,434
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	580,000	636,228	(a)(b)(c)
Total Capital Markets				7,827,219
Consumer Finance — 0.8%
Navient Corp., Senior Notes	7.250%	1/25/22	830,000	868,906
Navient Corp., Senior Notes	6.125%	3/25/24	290,000	310,479
Total Consumer Finance				1,179,385

See Notes to Financial Statements.

14	Western Asset Investment Grade Income Fund Inc. 2020 Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — 2.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.500%	9/15/23	$340,000	$368,865
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.875%	1/16/24	330,000	360,462
Carlyle Finance LLC, Senior Notes	5.650%	9/15/48	110,000	143,713	(a)
Carlyle Finance Subsidiary LLC, Senior Notes	3.500%	9/19/29	150,000	165,094	(a)
Carlyle Holdings II Finance LLC, Senior Notes	5.625%	3/30/43	220,000	284,718	(a)
Finance of America Funding LLC, Senior Notes	7.875%	11/15/25	230,000	228,275	(a)
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	487,037	435,898	(a)(d)
ILFC E-Capital Trust I Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.550%)	3.230%	12/21/65	470,000	317,250	(a)(c)
ILFC E-Capital Trust II, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate or 30 year Treasury Constant Maturity Rate) + 1.800%)	3.480%	12/21/65	270,000	187,840	(a)(c)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	392,000	411,560	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	220,000	240,108	(a)
Total Diversified Financial Services				3,143,783
Insurance — 3.3%
Allianz SE, Junior Subordinated Notes (3.500% to 4/30/26 then 5 year Treasury Constant Maturity Rate + 2.973%)	3.500%	11/17/25	200,000	204,375	(a)(b)(c)
Allstate Corp., Junior Subordinated Notes (6.500% to 5/15/37 then 3 mo. USD LIBOR + 2.120%)	6.500%	5/15/57	480,000	652,337	(c)
American International Group Inc., Junior Subordinated Notes	6.250%	3/15/37	80,000	90,257
American International Group Inc., Senior Notes	4.750%	4/1/48	70,000	93,550
AXA SA, Subordinated Notes	8.600%	12/15/30	200,000	311,863
Everest Reinsurance Holdings Inc., Senior Notes	3.500%	10/15/50	140,000	159,565
Fidelity & Guaranty Life Holdings Inc., Senior Notes	5.500%	5/1/25	230,000	268,985	(a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	490,000	633,259	(a)
Massachusetts Mutual Life Insurance Co., Subordinated Notes	4.900%	4/1/77	260,000	358,433	(a)

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2020 Annual Report	15

Schedule of investments (cont’d)

December 31, 2020

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
MetLife Inc., Junior Subordinated Notes (6.400% to 12/15/36 then 3 mo. USD LIBOR + 2.205%)	6.400%	12/15/36	$1,150,000	$1,490,660	(c)
New York Life Insurance Co., Subordinated Notes	4.450%	5/15/69	90,000	121,357	(a)
Northwestern Mutual Life Insurance Co., Subordinated Notes	3.625%	9/30/59	110,000	128,230	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	6.850%	12/16/39	400,000	630,759	(a)
Total Insurance				5,143,630
Total Financials				48,882,044
Health Care — 8.0%
Biotechnology — 0.8%
AbbVie Inc., Senior Notes	4.550%	3/15/35	130,000	164,798
AbbVie Inc., Senior Notes	4.050%	11/21/39	740,000	897,989
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	60,000	86,811
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	50,000	66,376
Total Biotechnology				1,215,974
Health Care Equipment & Supplies — 0.4%
Abbott Laboratories, Senior Notes	4.900%	11/30/46	90,000	133,647
Becton Dickinson and Co., Senior Notes	4.669%	6/6/47	410,000	539,242
Total Health Care Equipment & Supplies				672,889
Health Care Providers & Services — 5.6%
Centene Corp., Senior Notes	4.750%	1/15/25	240,000	246,595
Centene Corp., Senior Notes	4.250%	12/15/27	100,000	106,231
Centene Corp., Senior Notes	4.625%	12/15/29	360,000	400,142
Centene Corp., Senior Notes	3.375%	2/15/30	500,000	526,827
Cigna Corp., Senior Notes	4.125%	11/15/25	340,000	391,857
Cigna Corp., Senior Notes	4.800%	8/15/38	340,000	443,792
CVS Health Corp., Senior Notes	4.100%	3/25/25	940,000	1,064,907
CVS Health Corp., Senior Notes	4.300%	3/25/28	540,000	642,974
CVS Health Corp., Senior Notes	4.780%	3/25/38	570,000	723,058
CVS Health Corp., Senior Notes	5.125%	7/20/45	340,000	458,464
CVS Health Corp., Senior Notes	5.050%	3/25/48	560,000	760,203
Dartmouth-Hitchcock Health, Secured Bonds	4.178%	8/1/48	100,000	118,455
DH Europe Finance II Sarl, Senior Notes	3.400%	11/15/49	10,000	11,896
HCA Inc., Senior Secured Notes	4.125%	6/15/29	210,000	243,875
HCA Inc., Senior Secured Notes	5.125%	6/15/39	110,000	141,019
HCA Inc., Senior Secured Notes	5.500%	6/15/47	220,000	294,311

See Notes to Financial Statements.

16	Western Asset Investment Grade Income Fund Inc. 2020 Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
HCA Inc., Senior Secured Notes	5.250%	6/15/49	$350,000	$463,037
Humana Inc., Senior Notes	8.150%	6/15/38	80,000	128,272
Humana Inc., Senior Notes	4.800%	3/15/47	150,000	201,025
Magellan Health Inc., Senior Notes	4.900%	9/22/24	690,000	728,740
Orlando Health Obligated Group, Senior Notes	4.089%	10/1/48	170,000	210,526
UnitedHealth Group Inc., Senior Notes	3.700%	12/15/25	160,000	183,920
UnitedHealth Group Inc., Senior Notes	3.500%	8/15/39	140,000	166,778
Total Health Care Providers & Services				8,656,904
Pharmaceuticals — 1.2%
Bausch Health Cos. Inc., Senior Notes	5.000%	1/30/28	80,000	82,543	(a)
Bausch Health Cos. Inc., Senior Notes	5.250%	1/30/30	80,000	84,090	(a)
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	910,000	1,060,165
Bristol-Myers Squibb Co., Senior Notes	5.000%	8/15/45	250,000	362,169
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.125%	1/31/25	200,000	221,456
Zoetis Inc., Senior Notes	4.700%	2/1/43	30,000	41,142
Total Pharmaceuticals				1,851,565
Total Health Care				12,397,332
Industrials — 8.7%
Aerospace & Defense — 3.6%
Avolon Holdings Funding Ltd., Senior Notes	5.125%	10/1/23	520,000	556,980	(a)
Avolon Holdings Funding Ltd., Senior Notes	3.950%	7/1/24	140,000	147,981	(a)
Avolon Holdings Funding Ltd., Senior Notes	4.250%	4/15/26	530,000	571,540	(a)
Boeing Co., Senior Notes	2.800%	3/1/24	320,000	336,245
Boeing Co., Senior Notes	3.100%	5/1/26	1,400,000	1,500,189
Boeing Co., Senior Notes	3.250%	2/1/28	370,000	397,447
Boeing Co., Senior Notes	5.705%	5/1/40	210,000	273,032
Boeing Co., Senior Notes	5.805%	5/1/50	140,000	193,252
Huntington Ingalls Industries Inc., Senior Notes	3.483%	12/1/27	200,000	224,529
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	40,000	52,824
Northrop Grumman Systems Corp., Senior Notes	7.875%	3/1/26	870,000	1,156,400
United Technologies Corp., Senior Notes	4.625%	11/16/48	110,000	149,594
Total Aerospace & Defense				5,560,013
Airlines — 1.5%
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	540,000	533,162
Delta Air Lines Inc., Senior Notes	3.750%	10/28/29	150,000	145,550
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	260,000	300,411	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	320,000	342,198	(a)

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2020 Annual Report	17

Schedule of investments (cont’d)

December 31, 2020

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Airlines — continued
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	$180,000	$196,691	(a)
Delta Air Lines Pass-Through Certificates Trust	8.021%	8/10/22	31,692	31,010
Southwest Airlines Co., Senior Notes	4.750%	5/4/23	510,000	554,496
Southwest Airlines Co., Senior Notes	5.125%	6/15/27	190,000	226,275
Total Airlines				2,329,793
Building Products — 0.3%
Carrier Global Corp., Senior Notes	3.377%	4/5/40	180,000	197,883
Carrier Global Corp., Senior Notes	3.577%	4/5/50	200,000	224,428
Total Building Products				422,311
Commercial Services & Supplies — 0.4%
California Institute of Technology, Senior Notes	3.650%	9/1/2119	110,000	125,464
Waste Connections Inc., Senior Notes	4.250%	12/1/28	480,000	572,079
Total Commercial Services & Supplies				697,543
Construction & Engineering — 0.7%
Vinci SA, Senior Notes	3.750%	4/10/29	890,000	1,045,090	(a)
Industrial Conglomerates — 0.9%
General Electric Co., Senior Notes	6.750%	3/15/32	200,000	280,769
General Electric Co., Senior Notes	6.875%	1/10/39	716,000	1,055,873
General Electric Co., Senior Notes	4.250%	5/1/40	60,000	71,028
Total Industrial Conglomerates				1,407,670
Machinery — 0.2%
Caterpillar Inc., Senior Notes	4.750%	5/15/64	220,000	326,429
Road & Rail — 0.3%
Union Pacific Corp., Senior Notes	4.375%	11/15/65	320,000	421,612
Trading Companies & Distributors — 0.6%
Aircastle Ltd., Senior Notes	5.250%	8/11/25	630,000	694,553	(a)
Aviation Capital Group LLC, Senior Notes	5.500%	12/15/24	180,000	199,447	(a)
Total Trading Companies & Distributors				894,000
Transportation Infrastructure — 0.2%
SMBC Aviation Capital Finance DAC, Senior Notes	4.125%	7/15/23	350,000	374,023	(a)
Total Industrials				13,478,484
Information Technology — 3.0%
Communications Equipment — 0.4%
L3Harris Technologies Inc., Senior Notes	4.854%	4/27/35	260,000	340,563
L3Harris Technologies Inc., Senior Notes	5.054%	4/27/45	210,000	291,252
Total Communications Equipment				631,815

See Notes to Financial Statements.

18	Western Asset Investment Grade Income Fund Inc. 2020 Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
IT Services — 0.1%
International Business Machines Corp., Senior Notes	3.500%	5/15/29	$110,000	$127,372
Semiconductors & Semiconductor Equipment — 1.1%
Broadcom Inc., Senior Notes	4.150%	11/15/30	280,000	324,828
Broadcom Inc., Senior Notes	4.300%	11/15/32	370,000	439,660
Intel Corp., Senior Notes	4.900%	7/29/45	130,000	182,945
Intel Corp., Senior Notes	4.750%	3/25/50	10,000	13,981
Intel Corp., Senior Notes	4.950%	3/25/60	60,000	89,486
NVIDIA Corp., Senior Notes	3.500%	4/1/40	60,000	72,209
NVIDIA Corp., Senior Notes	3.500%	4/1/50	190,000	231,372
NVIDIA Corp., Senior Notes	3.700%	4/1/60	80,000	103,260
Texas Instruments Inc., Senior Notes	3.875%	3/15/39	270,000	337,795
Total Semiconductors & Semiconductor Equipment				1,795,536
Software — 0.9%
Microsoft Corp., Senior Notes	4.250%	2/6/47	970,000	1,374,667
Technology Hardware, Storage & Peripherals — 0.5%
Apple Inc., Senior Notes	3.850%	8/4/46	340,000	438,739
HP Inc., Senior Notes	4.650%	12/9/21	310,000	322,117
Total Technology Hardware, Storage & Peripherals				760,856
Total Information Technology				4,690,246
Materials — 5.3%
Chemicals — 0.8%
Dow Chemical Co., Senior Notes	7.375%	11/1/29	800,000	1,141,861
Ecolab Inc., Senior Notes	4.800%	3/24/30	80,000	102,156
Total Chemicals				1,244,017
Metals & Mining — 4.3%
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	500,000	574,49	(a)
ArcelorMittal SA, Senior Notes	4.550%	3/11/26	470,000	528,313
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	50,000	72,540
Barrick PD Australia Finance Pty Ltd., Senior Notes	5.950%	10/15/39	180,000	259,809
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	340,000	350,948	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	200,000	208,500	(a)
Glencore Finance Canada Ltd., Senior Notes	6.900%	11/15/37	430,000	592,377	(a)
Glencore Finance Canada Ltd., Senior Notes	5.550%	10/25/42	150,000	184,582	(a)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	530,000	583,809	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	360,000	407,773	(a)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	170,000	191,971	(a)

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2020 Annual Report	19

Schedule of investments (cont’d)

December 31, 2020

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
Southern Copper Corp., Senior Notes	5.250%	11/8/42	$470,000	$630,946
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	1,148,000	1,685,413
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	350,000	383,233
Total Metals & Mining				6,654,705
Paper & Forest Products — 0.2%
Georgia-Pacific LLC, Senior Notes	7.375%	12/1/25	250,000	326,175
Total Materials				8,224,897
Real Estate — 0.9%
Equity Real Estate Investment Trusts (REITs) — 0.6%
Diversified Healthcare Trust, Senior Notes	4.750%	5/1/24	130,000	133,847
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	250,000	266,381
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	4.625%	8/1/29	170,000	181,980
Welltower Inc., Senior Notes	4.125%	3/15/29	320,000	373,818
Total Equity Real Estate Investment Trusts (REITs)				956,026
Real Estate Management & Development — 0.3%
Security Capital Group Inc., Senior Notes	7.700%	6/15/28	280,000	365,992
Total Real Estate				1,322,018
Utilities — 2.2%
Electric Utilities — 2.2%
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	210,000	279,015
Exelon Corp., Senior Notes	4.050%	4/15/30	120,000	142,213
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	310,000	342,095
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	830,000	1,184,994
Jersey Central Power & Light Co., Senior Notes	4.300%	1/15/26	100,000	111,970	(a)
MidAmerican Energy Co., First Mortgage Bonds	3.650%	4/15/29	150,000	178,287
Pacific Gas and Electric Co., Secured Bonds	3.300%	8/1/40	20,000	20,033
Southern California Edison Co., First Mortgage Bonds	4.125%	3/1/48	310,000	370,714
Virginia Electric & Power Co., Senior Notes	8.875%	11/15/38	390,000	724,358
Total Utilities				3,353,679
Total Corporate Bonds & Notes (Cost — $117,711,321)				143,039,911
Sovereign Bonds — 3.8%
Argentina — 0.5%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	35,342	15,401

See Notes to Financial Statements.

20	Western Asset Investment Grade Income Fund Inc. 2020 Annual Report

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Argentina — continued
Argentine Republic Government International Bond, Senior Notes	0.125%	7/9/30	$127,826	$52,025
Argentine Republic Government International Bond, Senior Notes	0.125%	7/9/35	412,973	151,561
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	1,220,000	510,875	*(a)(e)
Total Argentina				729,862
Canada — 0.7%
Province of Quebec Canada, Senior Notes	7.970%	7/22/36	650,000	1,116,599
Colombia — 0.6%
Colombia Government International Bond, Senior Notes	4.500%	3/15/29	870,000	1,011,706
Ghana — 0.2%
Ghana Government International Bond, Senior Notes	8.950%	3/26/51	310,000	324,275	(a)
Indonesia — 0.2%
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	240,000	287,268
Kenya — 0.3%
Kenya Government International Bond, Senior Notes	8.000%	5/22/32	460,000	537,139	(a)
Mexico — 0.3%
Mexico Government International Bond, Senior Notes	4.350%	1/15/47	360,000	411,946
Qatar — 0.5%
Qatar Government International Bond, Senior Notes	3.375%	3/14/24	410,000	444,645	(a)
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	270,000	369,141	(a)
Total Qatar				813,786
United Arab Emirates — 0.4%
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	440,000	554,235	(a)
Uruguay — 0.1%
Uruguay Government International Bond, Senior Notes	4.975%	4/20/55	70,000	97,388
Total Sovereign Bonds (Cost — $5,719,803)				5,884,204

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2020 Annual Report	21

Schedule of investments (cont’d)

December 31, 2020

Western Asset Investment Grade Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 1.2%
California — 0.8%
Los Angeles County, CA Public Works Financing Authority Revenue, Multiple Capital Projects I, Series 2010 B, Taxable Build America Bonds	7.618%	8/1/40	$650,000	$1,104,974
University of California Revenue, Taxable, General Series AG	4.062%	5/15/33	150,000	160,728
Total California				1,265,702
Florida — 0.1%
Sumter Landing, FL, Community Development District Recreational Revenue, Taxable Community Development District	4.172%	10/1/47	170,000	190,889
Illinois — 0.3%
Illinois State, GO, Taxable, Build America Bonds, Series 2010-3	6.725%	4/1/35	310,000	358,196
Total Municipal Bonds (Cost — $1,575,508)				1,814,787
U.S. Government & Agency Obligations — 0.1%
U.S. Government Obligations — 0.1%
U.S. Treasury Bonds (Cost — $125,340)	1.375%	8/15/50	135,000	126,468

			Shares
Preferred Stocks — 0.1%
Financials — 0.1%
Insurance — 0.1%
Delphi Financial Group Inc. (3 mo. USD LIBOR + 3.190%) (Cost — $143,068)	3.411%		5,725	116,647	(c)
Total Investments before Short-Term Investments (Cost — $125,275,040)				150,982,017
Short-Term Investments — 1.0%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $1,547,168)	0.010%		1,547,168	1,547,168	(f)
Total Investments — 98.9% (Cost — $126,822,208)				152,529,185
Other Assets in Excess of Liabilities — 1.1%				1,759,417
Total Net Assets — 100.0%				$154,288,602

See Notes to Financial Statements.

22	Western Asset Investment Grade Income Fund Inc. 2020 Annual Report

Western Asset Investment Grade Income Fund Inc.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Security has no maturity date. The date shown represents the next call date.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(e)	The coupon payment on this security is currently in default as of December 31, 2020.

(f)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2020, the total market value of investments in Affiliated Companies was $1,547,168 and the cost was $1,547,168 (Note 7).

Abbreviation(s) used in this schedule:

GO	— General Obligation

GTD	— Guaranteed

ICE	— Intercontinental Exchange

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

PIK	— Payment-In-Kind

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At December 31, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	51	3/21	$11,257,752	$11,269,804	$12,052
U.S. Treasury 10-Year Notes	45	3/21	6,203,953	6,213,516	9,563
U.S. Treasury Ultra Long- Term Bonds	43	3/21	9,248,947	9,183,188	(65,759)
					(44,144)
Contracts to Sell:
U.S. Treasury Long-Term Bonds	109	3/21	19,047,140	18,877,437	169,703
Net unrealized appreciation on open futures contracts					$125,559

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2020 Annual Report	23

Statement of assets and liabilities

December 31, 2020

Assets:
Investments in unaffiliated securities, at value (Cost — $125,275,040)	$150,982,017
Investments in affiliated securities, at value (Cost — $1,547,168)	1,547,168
Interest receivable	1,687,571
Deposits with brokers for open futures contracts	225,297
Receivable from broker — net variation margin on open futures contracts	899
Security litigation proceeds receivable	100
Other assets	13,944
Prepaid expenses	6,453
Total Assets	154,463,449

Liabilities:
Investment management fee payable	65,180
Audit and tax fees payable	46,342
Transfer agent fees payable	16,496
Legal fees payable	14,664
Due to custodian	12,722
Fund accounting fees payable	11,148
Directors’ fees payable	375
Accrued expenses	7,920
Total Liabilities	174,847
Total Net Assets	$154,288,602

Net Assets:
Par value ($0.01 par value; 9,509,295 shares issued and outstanding; 20,000,000 shares authorized)	$95,093
Paid-in capital in excess of par value	132,015,997
Total distributable earnings (loss)	22,177,512
Total Net Assets	$154,288,602

Shares Outstanding	9,509,295

Net Asset Value	$16.23

See Notes to Financial Statements.

24	Western Asset Investment Grade Income Fund Inc. 2020 Annual Report

Statement of operations

For the Year Ended December 31, 2020

Investment Income:
Interest from unaffiliated investments	$6,695,253
Interest from affiliated investments	1,907
Dividends	6,178
Total Investment Income	6,703,338

Expenses:
Investment management fee (Note 2)	764,738
Legal fees	105,688
Fund accounting fees	66,856
Transfer agent fees	65,924
Franchise taxes	60,810
Audit and tax fees	46,342
Directors’ fees	25,652
Stock exchange listing fees	17,082
Shareholder reports	14,445
Custody fees	5,680
Insurance	871
Miscellaneous expenses	3,628
Total Expenses	1,177,716
Less: Fee waivers and/or expense reimbursements (Note 2)	(24,595)
Net Expenses	1,153,121
Net Investment Income	5,550,217

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions in unaffiliated securities	(269,442)
Futures contracts	(1,697,710)
Net Realized Loss	(1,967,152)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	9,314,725
Futures contracts	(84,551)
Change in Net Unrealized Appreciation (Depreciation)	9,230,174
Net Gain on Investments and Futures Contracts	7,263,022
Increase in Net Assets From Operations	$12,813,239

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2020 Annual Report	25

Statements of changes in net assets

For the Years Ended December 31,	2020	2019

Operations:
Net investment income	$5,550,217	$5,845,678
Net realized loss	(1,967,152)	(79,108)
Change in net unrealized appreciation (depreciation)	9,230,174	14,844,335
Increase in Net Assets From Operations	12,813,239	20,610,905

Distributions to Shareholders From (Note 1):
Total distributable earnings	(5,769,834)	(6,525,410)
Decrease in Net Assets From Distributions to Shareholders	(5,769,834)	(6,525,410)

Fund Share Transactions:
Reinvestment of distributions (8,106 and 18,288 shares issued, respectively)	125,762	274,028
Increase in Net Assets From Fund Share Transactions	125,762	274,028
Increase in Net Assets	7,169,167	14,359,523

Net Assets:
Beginning of year	147,119,435	132,759,912
End of year	$154,288,602	$147,119,435

See Notes to Financial Statements.

26	Western Asset Investment Grade Income Fund Inc. 2020 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31:
	2020[1]	2019[1]	2018[1]	2017[1]	2016[1]

Net asset value, beginning of year	$15.48	$14.00	$15.39	$14.61	$13.84

Income (loss) from operations:
Net investment income	0.58	0.62	0.65	0.68	0.70
Net realized and unrealized gain (loss)	0.78	1.55	(1.35)	0.79	0.76
Total income (loss) from operations	1.36	2.17	(0.70)	1.47	1.46

Less distributions from:
Net investment income	(0.61)	(0.69)	(0.69)	(0.69)	(0.69)
Total distributions	(0.61)	(0.69)	(0.69)	(0.69)	(0.69)

Net asset value, end of year	$16.23	$15.48	$14.00	$15.39	$14.61
Market price, end of year	$15.90	$15.52	$13.20	$15.76	$14.31
Total return, based on NAV[2,3]	9.11%	15.77%	(4.62)%	10.27%	10.76%
Total return, based on Market Price[4]	6.62%	23.05%	(11.96)%	15.31%	15.44%

Net assets, end of year (millions)	$154	$147	$133	$146	$138

Ratios to average net assets:
Gross expenses	0.81%	0.85%	0.82%	0.76%	0.77%
Net expenses[5,6]	0.79	0.83	0.80	0.74	0.75
Net investment income	3.80	4.12	4.47	4.53	4.87

Portfolio turnover rate	41%	66%	52%	50%	50%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

The investment adviser has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2020 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Investment Grade Income Fund Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end diversified investment company. The Fund’s primary investment objective is to seek a high level of current income, consistent with prudent investment risk, through investment in a diversified portfolio of debt securities. To a lesser extent, the Fund may also invest in privately placed debt securities and in certain equity securities. Capital appreciation is a secondary investment objective. The Board of Directors of the Fund approved amendments to the Fund’s bylaws effective April 14, 2020 and approved an amendment and restatement of the Fund’s bylaws effective November 2, 2020. The amended and restated bylaws were subsequently filed on Form 8-K and are available on the Securities and Exchange Commission’s website at www.sec.gov.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset

28	Western Asset Investment Grade Income Fund Inc. 2020 Annual Report

value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Investment Grade Income Fund Inc. 2020 Annual Report	29

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$143,039,911	—	$143,039,911
Sovereign Bonds	—	5,884,204	—	5,884,204
Municipal Bonds	—	1,814,787	—	1,814,787
U.S. Government & Agency Obligations	—	126,468	—	126,468
Preferred Stocks	—	116,647	—	116,647
Total Long-Term Investments	—	150,982,017	—	150,982,017
Short-Term Investments†	$1,547,168	—	—	1,547,168
Total Investments	$1,547,168	$150,982,017	—	$152,529,185
Other Financial Instruments:
Futures Contracts	$191,318	—	—	$191,318
Total	$1,738,486	$150,982,017	—	$152,720,503

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$65,759	—	—	$65,759

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in

30	Western Asset Investment Grade Income Fund Inc. 2020 Annual Report

certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(d) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring

Western Asset Investment Grade Income Fund Inc. 2020 Annual Report	31

Notes to financial statements (cont’d)

and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions.

Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment adviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2020, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

32	Western Asset Investment Grade Income Fund Inc. 2020 Annual Report

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Advisory Agreement with Western Asset Management Company, LLC (“Adviser”), pursuant to which the Adviser provides investment advice and administrative services to the Fund. In return for its services, the Fund pays the Adviser a monthly fee at an annual rate of 0.70% of the average monthly net assets of the

Western Asset Investment Grade Income Fund Inc. 2020 Annual Report	33

Notes to financial statements (cont’d)

Fund up to $60,000,000 and 0.40% of such net assets in excess of $60,000,000. If expenses (including the Adviser’s fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Fund of its securities, and extraordinary expenses beyond the control of the Fund) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000,000 and 1% of average net assets over $30,000,000, the Adviser has contractually agreed to reimburse the Fund for any excess.

In addition, the Adviser has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision.

During the year ended December 31, 2020, fees waived and/or expenses reimbursed amounted to $24,595, which included an affiliated money market fund waiver of $371.

Western Asset Management Company Limited (“Western London”) provides the Fund with investment research, advice, management and supervision and a continuous investment program for the Fund’s portfolio of non-dollar securities consistent with the Fund’s investment objectives and policies. As compensation, the Adviser pays Western London a fee based on the pro rata assets of the Fund managed by Western London during the month.

Under the terms of an administrative services agreement among the Fund, the Adviser, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Adviser (not the Fund) pays LMPFA a monthly fee of $3,000 (an annual rate of $36,000). As of July 31, 2020, the Adviser, LMPFA and Western London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, the Adviser, LMPFA and Western London were indirect, wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

As of July 31, 2020, all officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund. Prior to July 31, 2020, all officers and one Director of the Fund were employees of Legg Mason and did not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$47,819,029	$11,133,105
Sales	50,288,534	12,094,081

34	Western Asset Investment Grade Income Fund Inc. 2020 Annual Report

At December 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$126,916,544	$26,818,455	$(1,205,814)	$25,612,641
Futures contracts	—	191,318	(65,759)	125,559

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2020.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$191,318

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$65,759

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(1,697,710)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(84,551)

Western Asset Investment Grade Income Fund Inc. 2020 Annual Report	35

Notes to financial statements (cont’d)

During the year ended December 31, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$31,801,087
Futures contracts (to sell)	26,899,320

5. Distributions subsequent to December 31, 2020

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
1/22/2021	2/1/2021	$0.0465
2/19/2021	3/1/2021	$0.0465
3/24/2021	4/1/2021	$0.0465
4/23/2021	5/3/2021	$0.0465
5/21/2021	6/1/2021	$0.0465

6. Stock repurchase program

On November 20, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance shareholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended December 31, 2020, the Fund did not repurchase any shares.

7. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2020. The following transactions were effected in such company for the year ended December 31, 2020.

	Affiliate Value at December 31, 2019	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$28,103	$24,460,792	24,460,792	$22,941,727	22,941,727

36	Western Asset Investment Grade Income Fund Inc. 2020 Annual Report

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2020
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$1,907	—	$1,547,168

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$5,769,834	$6,525,410

As of December 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$22,299
Deferred capital losses*	(3,377,086)
Other book/tax temporary differences(a)	(205,901)
Unrealized appreciation (depreciation)(b)	25,738,200
Total distributable earnings (loss) — net	$22,177,512

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

9. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

Western Asset Investment Grade Income Fund Inc. 2020 Annual Report	37

Notes to financial statements (cont’d)

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. In December 2020, the ICE Benchmark Administration, the administrator of LIBOR, announced that it had commenced a consultation to determine whether to extend publication of certain U.S. dollar LIBOR settings (overnight and one-, three-, six- and twelve- month U.S. dollar LIBOR) to the end of June 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

*  *  *

Effective November 2, 2020, the Board of Directors of the Fund amended and restated the Fund’s bylaws to, among other modifications, (i) modify the advance notice provisions for stockholder nominations of board members and other business proposals, including the required contents of such notices; (ii) change the vote required to elect board members from a plurality- to a majority-of-all-the votes entitled to be cast in the election of board members; (iii) clarify the procedure for cancelling or postponing a stockholder meeting; (iv) clarify the rules for the organization of stockholder meetings and the procedural powers of the chairperson of such meetings; (v) establish new board member qualifications for nomination and service as a board member; and (vi) include a new provision to aid with meetings of the Board of Directors and taking action that may be necessary during emergencies that prevent a majority of board members from convening through normal means.

The above discussion is only a high-level summary of certain amendments, and is qualified in its entirety by reference to the bylaws. Investors should refer to the bylaws for more information.

38	Western Asset Investment Grade Income Fund Inc. 2020 Annual Report

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Western Asset Investment Grade Income Fund Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Investment Grade Income Fund Inc. (the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Investment Grade Income Fund Inc. 2020 Annual Report	39

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On June 12, 2020, a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Fund’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Western Asset Management Company, LLC	4,489,264	107,154	282,134	0
To Approve a New Subadvisory Agreement with Western Asset Management Company Limited	4,479,574	108,159	290,819	0

40	Western Asset Investment Grade Income Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Investment Grade Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†
Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Director
Term of office and length of time served[1]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Director††	57
Other board memberships held by Director during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Director
Term of office and length of time served[1]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Director††	57
Other board membership held by Director during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Director
Term of office and length of time served[1]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Director††	57
Other board memberships held by Director during the past five years	None

Western Asset Investment Grade Income Fund Inc.	41

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† (cont’d)
Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Director
Term of office and length of time served[1]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Director††	57
Other board memberships held by Director during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson†††

Year of birth	1959
Position(s) with Fund	Director
Term of office and length of time served[1]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[2]
Number of funds in fund complex overseen by Director††	57
Other board memberships held by Director during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Director
Term of office and length of time served[1]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Director††	57
Other board memberships held by Director during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

42	Western Asset Investment Grade Income Fund Inc.

Independent Directors† (cont’d)
William E.B. Siart

Year of birth	1946
Position(s) with Fund	Director and Chairman of the Board
Term of office and length of time served[1]	Since 1997
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Director††	57
Other board memberships held by Director during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Director
Term of office and length of time served[1]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Director††	57
Other board memberships held by Director during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Director
Term of office and length of time served[1]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Director††	57
Other board memberships held by Director during the past five years	Director of Pacific Mutual Holding Company[3] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Interested Director

Western Asset Investment Grade Income Fund Inc.	43

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Ronald L. Olson[4]

Year of birth	1941
Position(s) with Fund	Director
Term of office and length of time served[1]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Director††	57
Other board memberships held by Director during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Director and Officer
Jane Trust, CFA[5]

Year of birth	1962
Position(s) with Fund	Director, President and Chief Executive Officer
Term of office and length of time served[1]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Director††	145
Other board memberships held by Director during the past five years	None

Additional Officers
Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[6]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

44	Western Asset Investment Grade Income Fund Inc.

Additional Officers (cont’d)
Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[6]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[6]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira* Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[6]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Western Asset Investment Grade Income Fund Inc.	45

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers (cont’d)
Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Assistant Secretary
Term of office[1] and length of time served[6]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[6]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[6]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020), Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

††

Effective January 1, 2020, the Board also oversees substantially all the mutual funds in the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, which are a part of the Legg Mason fund complex. Additionally, effective April 24, 2020, each board member serves as a Trustee of Western

46	Western Asset Investment Grade Income Fund Inc.

Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

†††	Effective March 6, 2020, Mr. Larson became a Director.

*	Effective September 15, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]

Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law and the rules of the New York Stock Exchange. Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

[2]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[3]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[4]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[5]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

[6]	Indicates the earliest year in which the officer took such office. Each officer of the Fund is an “interested person” (as defined above) of the Fund.

Western Asset Investment Grade Income Fund Inc.	47

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

48	Western Asset Investment Grade Income Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 47th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Investment Grade Income Fund Inc.	49

Summary of information regarding the Fund (unaudited)

Investment Objectives

The Fund’s primary investment objective is to seek a high level of current income, consistent with prudent investment risk, through investment in a diversified portfolio of debt securities. To a lesser extent, the Fund may also invest in privately placed debt securities and in certain equity securities. Capital appreciation is a secondary investment objective.

Principal Investment Policies and Strategies

The Fund invests at least 80% of its net assets in fixed income securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities of comparable quality at the time of purchase (as determined by the investment adviser). If a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. In addition, the Fund may invest up to 20% in other fixed income securities, and not more than 25% in securities restricted as to resale. In addition, convertible bonds and preferred securities may be treated as “fixed income” securities for purposes of the policy and so, if appropriately rated, would qualify for the 80% test. The Fund’s 80% investment policy may be changed by the Board of Directors without shareholder approval upon 60 days’ prior notice to shareholders.

At least 75% of the Fund’s total assets will be invested in the following types of interest-bearing debt securities:

(1)

marketable and privately placed straight debt securities which are rated at the time of purchase within the four highest grades assigned by Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A or Baa) or S&P Global Ratings (“S&P”) (AAA, AA, A or BBB);

(2)	marketable securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities;

(3)

marketable securities (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or a Province of Canada or any instrumentality or political subdivision thereof, acquired under circumstances that would not subject the Fund to payment of U. S. Interest Equalization Tax, such securities not to exceed 25% of the Fund’s total assets;

(4)

obligations of, or guaranteed by, U.S. banks or U.S. bank holding companies (i.e., companies whose primary assets are U.S. banks), which obligations, although not rated as a matter of policy by either Moody’s or S&P, are considered by management to have investment quality comparable to securities which may be purchased under item (1) above, provided that investments will not be made in obligations of First Interstate Bancorp, First Interstate Bank of California or any of their subsidiaries; and

(5)	commercial paper.

50	Western Asset Investment Grade Income Fund Inc.

The foregoing requirement for 75% of total assets (the “75% policy”) is a fundamental policy of the Fund which may only be changed with the approval of the holders of the Fund’s voting securities as discussed below. In investing up to 75% of the Fund’s total assets in the debt securities (as described above) which are not rated, the Adviser selects securities which, in the opinion of the Adviser, are of a quality comparable to one of the four highest grades of debt securities which are rated.

Up to 25% of the Fund’s total assets may consist of:

(1)

interest-bearing debt securities not included in items (1) through (5) above, which include straight debt securities rated below the four highest grades assigned by Moody’s or S&P (although the Adviser does not currently intend to invest in debt securities rated less than B by Moody’s or S&P), which securities lack desirable investment characteristics with assurance of interest and principal payments over any long period of time being small.

(2)	securities which may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other equity interests; and

(3)	preferred stocks.

Trust preferred interests and capital securities are considered debt securities and not preferred stock for purposes of the foregoing policy and the 75% policy. The Fund will not invest for the purpose of exercising control or management.

The Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”).

Subject to certain restrictions, the Fund may leverage its portfolio borrowing from banks or other lending institutions in negotiated transactions and issuing publicly or privately and from time to time, bonds, debentures or notes, in series or otherwise, with such interest rates and other terms and provisions, including conversion rights if deemed advisable, as the Board of Directors of the Fund may from time to time determine, provided that immediately after any such borrowing or issuance the aggregate amount of such indebtedness outstanding would not exceed 20% of the value of the Fund’s total assets. Subject to such limitations as may be specified in applicable margin regulations of the Board of Governors of the Federal Reserve System, amounts so borrowed and securities so issued by the Fund could be secured by a pledge or mortgage, provided that as a result not more than 40% of the value of the Fund’s total assets would be subject in the aggregate to such pledges and mortgages. Borrowings may be for long or short term, and, subject to compliance with applicable legal requirements, including applicable provisions of the 1940 Act, may be evidenced by documented discount notes or other short-term notes of the Fund generically referred to as “commercial paper.”

Western Asset Investment Grade Income Fund Inc.	51

Summary of information regarding the Fund (unaudited) (cont’d)

Subject to certain requirements of the Securities and Exchange Commission (the “SEC”), the Fund may lend its portfolio securities to any broker, dealer or financial institution.

The Fund may invest in asset-backed securities. The Fund may also invest in mortgage-backed securities (“MBS”) such as mortgage pass-through securities, collateralized mortgage obligations and multi-class pass-through securities. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage loans or MBS, and in other types of MBS. The Fund may also invest in mortgage pass-through securities issued by governmental, government-related and private entities which are stripped MBS (“SMBS”). As new types of MBS are developed and offered to investors, the Adviser will, consistent with the Fund’s investment objectives, policies and quality standards, consider making investments in such new types of mortgage-backed securities.

The Fund may invest in floating rate, inverse floating rate and index obligations whose interest payments or maturity values float with, or inversely to, an underlying index or price.

The Fund may invest in foreign securities. The Fund may enter into certain foreign currency transactions, including both “spot” purchases and sales, and forward foreign currency contracts. Typically, the Fund would not enter into a forward currency contract with a term of greater than one year, although it may on some occasions do so.

Investment Restrictions

Except as otherwise noted, the Fund’s investment objective, strategies and investment policies are not fundamental and may be changed by the Board of Directors without the approval of the shareholders. The following investment restrictions are fundamental policies for the protection of the Fund’s shareholders and, subject to compliance with the requirements of the 1940 Act, may only be changed with the approval of the holders of the Fund’s voting securities as specified below and provide that the Fund will not:

1.

Issue any senior securities (as defined in the 1940 Act), except in connection with borrowings permitted in Item 2 below or insofar as interest rate futures contracts as permitted by Item 17 below might be considered to be the issuance of a senior security.

2.

Borrow any money except (a) as described under “Principal Investment Policies and Strategies” and (b) from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets, provided, however, that without reference to such 5% limitation the Fund may enter into and hold interest rate futures contracts and may make deposits or have similar arrangements in connection therewith.

3.

Mortgage, pledge or hypothecate its assets except (a) as described under “Principal Investment Policies and Strategies” and (b) that up to 15% of the value of its assets may be security for temporary borrowing, provided, however, that this limitation shall not apply to deposits or similar arrangements made in connection with the entering into and

52	Western Asset Investment Grade Income Fund Inc.

holding of interest rate futures contracts or to the writing of call options in an amount not to exceed 15% of the value of its assets.

4.	Act as an underwriter, except to the extent that, in connection with the disposition of restricted portfolio securities, the Fund may be deemed to be an underwriter under applicable laws.

5.

Purchase or sell real estate, except that the Fund may purchase or sell securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which own real estate or interests therein.

6.

Purchase or sell commodities or commodity contracts, provided that the Fund may enter into and hold interest rate futures contracts and make deposits or have similar arrangements in connection therewith, and the Fund may write listed covered call options and buy and sell put and call options on debt securities in an amount not to exceed 15% of the value of its total assets.

7.

Invest more than 5% of the value of its total assets in the securities of any one issuer (other than cash items and securities of the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of any class of the outstanding voting securities of any one issuer.

8.	Invest more than 25% of the value of its total assets in restricted securities, which are securities acquired in private placement transactions.

9.

Concentrate its investments in any particular industry; however, it may invest up to 25% of the value of its total assets in the securities of issues in any one industry. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries.

10.	Invest more than 25% of the value of its total assets in securities of, or guaranteed by, the Government of Canada or a Province of Canada or any instrumentality or political subdivision thereof.

11.

Purchase or retain the securities of any issuer, if, to the Fund’s knowledge, those officers or directors of the Fund or of its investment adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

12.

Make loans to other persons, except for the purchase of debt securities in private placement transactions or public offerings in accordance with the Fund’s investment objectives and policies and for loans of portfolio securities subject to compliance with the requirements of the SEC.

Western Asset Investment Grade Income Fund Inc.	53

Summary of information regarding the Fund (unaudited) (cont’d)

13.

Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, provided that the Fund may enter into and hold interest rate futures contracts and may make deposits or have similar arrangements in connection therewith.

14.	Participate on a joint or a joint and several basis in any securities trading account.

15.

Invest in puts, calls or combinations thereof, provided that the Fund may enter into and hold interest rate futures contracts and make deposits or have similar arrangements in connection therewith, and the Fund may write listed covered call options and buy and sell put and call options on debt securities in an amount not to exceed 15% of the value of its total assets.

16.

Make short sales, except for sales “against the box,” provided that the Fund may enter into and hold interest rate futures contracts and may make deposits or have similar arrangements in connection therewith.

17.

Enter into and hold any interest rate futures contracts, if, immediately thereafter, the sum of (a) the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales of the Fund and (b) the aggregate purchase prices under open futures contract purchases of the Fund, would exceed 30% of the total assets of the Fund, at market value.

The foregoing fundamental policies may not be changed without approval of the holders of the lesser of (a) 67% of the Fund’s voting securities present at a meeting, if the holders of more than 50% of outstanding voting securities are present in person or by proxy, or (b) more than 50% of the Fund’s outstanding voting securities.

Any investment policy or restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities and results therefrom. Securities received upon conversion or upon exercise of warrants and securities remaining upon the breakup of units or detachment of warrants may be retained to permit advantageous disposition.

Principal Risk Factors

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss.

54	Western Asset Investment Grade Income Fund Inc.

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in the common stock represents an indirect investment in the fixed income securities and other investments owned by the Fund, most of which could be purchased directly. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. At any point in time, your common stock may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Market Discount Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Whether investors will realize gains or losses upon the sale of the common share will depend not upon the Fund’s net asset value but upon whether the market price of the common stock at the time of sale is above or below the investor’s purchase price for the common stock.

Because the market price of the common stock will be determined by factors such as relative supply of and demand for the common stock in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the shares of common stock will trade at, above or below net asset value or at, above or below the initial public offering price. The Fund’s common stock is designed primarily for long term investors and you should not view the Fund as a vehicle for trading purposes.

Fixed Income Securities Risk. In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed income securities, including high-yield securities, are also subject to certain risks, including:

•

Issuer Risk. The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

•

Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Additionally, such risk may be greater during the current period of historically low interest rates. Fluctuations in the market price of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may utilize certain strategies, including futures contracts, options on futures and options based on U.S.

Western Asset Investment Grade Income Fund Inc.	55

Summary of information regarding the Fund (unaudited) (cont’d)

Treasury securities, for the purpose of reducing the interest rate sensitivity of the portfolio, although there is no assurance that it will do so or that such strategies will be successful.

•

Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Debt securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

•

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s common stock price, its distributions or its overall return.

•

Extension Risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s share price to be more volatile.

Credit Risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Counterparty Risk. The Fund may enter into transactions with counterparties that become unable or unwilling to fulfill their contractual obligations. There can be no assurance that any such counterparty will not default on its obligations to the Fund. In the event of a counterparty default, the Fund may be hindered or delayed in exercising rights against a counterparty and may experience significant losses. To the extent that the Fund enters into

56	Western Asset Investment Grade Income Fund Inc.

multiple transactions with a single or small set of counterparties, the Fund will be subject to increased counterparty risk.

Lower and Unrated Securities Risk. The Fund may invest in below investment grade securities (commonly referred to as “high-yield” securities or “junk bonds”) at the time of investment. High yield debt securities are generally subject to greater credit risks than higher-grade debt securities, including the risk of default on the payment of interest or principal. High yield debt securities are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield debt securities tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Mortgage-backed and Asset-backed Securities Risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks.

Variable and Floating Rate Securities Risk. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Leverage Risk. The value of your investment may be more volatile if the Fund uses leverage-through borrowing of money and, under certain circumstances, short sales, futures contracts, and other investment techniques. The Fund’s leveraging strategy may not be

Western Asset Investment Grade Income Fund Inc.	57

Summary of information regarding the Fund (unaudited) (cont’d)

successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage will cause greater changes in the Fund’s net asset value than if leverage were not used. The Fund will also have to pay interest with respect to its leverage, which may reduce the Fund’s return. This expense may be greater than the Fund’s return on the underlying investments. It is anticipated that interest with respect to leverage will be based on shorter-term interest rates that would be periodically reset. There can be no assurance that the use of leverage will result in a higher yield on the shares. When leverage is employed, the net asset value and market price of the shares and the yield to shareholders will be more volatile. The use of leverage will cause the Fund’s net asset value to fall more sharply in response to increases in interest rates than it would in the absence of the use of leverage. Leverage creates two major types of risks for shareholders: the likelihood of greater volatility of net asset value and market price of the shares because changes in the value of the Fund’s assets, including investments bought with the proceeds from the use of leverage, are borne entirely by the shareholders; and the possibility either that net investment income will fall if the interest and dividend rates on leverage rise or that net investment income will fluctuate because the interest and dividend rates on leverage vary.

Foreign Securities and Emerging Markets Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Foreign investments may also be adversely affected by U.S. government or international interventions, restrictions or economic sanctions, which could negatively affect the value of an investment or result in the Fund selling an investment at a disadvantageous time. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or

58	Western Asset Investment Grade Income Fund Inc.

expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.

Restricted Securities. Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Investing in these restricted securities could have the effect of increasing the Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the Fund may determine that some Rule 144A securities are liquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly. The Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

Western Asset Investment Grade Income Fund Inc.	59

Summary of information regarding the Fund (unaudited) (cont’d)

Foreign Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure. The Fund may also engage in foreign currency transactions on a spot (cash) basis at the rate prevailing in the currency exchange market at the time of the transaction. In cases when a particular currency is difficult to hedge or difficult to hedge against the U.S. dollar, the Fund may seek to hedge against price movements in that currency by entering into transactions using options and futures contracts on foreign currencies and forward currency contracts (collectively, “Currency Instruments”), on another currency or a basket of currencies, the value of which Western Asset believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Currency Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

Derivatives Risk. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Futures contracts require the Fund to deposit “initial margin” and may require the Fund to increase the level of its initial margin payment as a result of margin calls. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price. If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market,

60	Western Asset Investment Grade Income Fund Inc.

the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

The SEC adopted a new rule on October 28, 2020 that mandates that a fund’s derivatives risk management program provide for specific items as required by the rule, including compliance with a value-at-risk (“VaR”) test. Compliance with these new requirements will be required after an eighteen month transition period following the rule’s effective date of February 19, 2021. Following the compliance date, these requirements may limit the ability of the Fund to use derivatives and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments in derivatives, which could adversely affect shareholders.

Portfolio Turnover Risk. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” As a result of the Fund’s investment policies, under certain market conditions the Fund’s turnover rate may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains.

Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transaction costs and could give rise to a greater amount of taxable capital gains.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. Western Asset will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or

Western Asset Investment Grade Income Fund Inc.	61

Summary of information regarding the Fund (unaudited) (cont’d)

region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID-19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The impact of the COVID-19 pandemic may last for an extended period of time. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Certain risks, such as interest rate risk, credit risk, liquidity risk and counterparty risk, may be heightened as a result of such market events. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. These actions have resulted in significant expansion of public debt, including in the U.S. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Securities may become “illiquid securities” after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be

62	Western Asset Investment Grade Income Fund Inc.

harder to value, especially in changing markets, and if the Fund is forced to sell these investments in order to segregate assets or for other cash needs, the Fund may suffer a loss.

LIBOR Risk. The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR recently announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of LIBOR publications to end at the end of 2021.There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

Operational Risk. The valuation of the Fund’s investments may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or proprietary information, cause the Fund, Western Asset, Western London and/or their service providers to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund, Western Asset, and Western London have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the manager. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

More Information

For a complete list of the Fund’s fundamental investment restrictions and more detailed descriptions of the Fund’s investment policies, strategies and risks, see the Fund’s prospectus, dated March 15, 1973, as amended or superseded by subsequent disclosures.

Western Asset Investment Grade Income Fund Inc.	63

Summary of information regarding the Fund (unaudited) (cont’d)

The Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act.

64	Western Asset Investment Grade Income Fund Inc.

Dividend reinvestment plan (unaudited)

The Fund offers to all shareholders a Dividend Reinvestment Plan (“Plan”). For participants in the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) are automatically invested in shares of the Fund. Interested shareholders may obtain more information or sign up for the Plan by contacting the agent. Shareholders who own shares in a brokerage, bank, or other financial institution account must contact the Company where their account is held in order to participate in the Plan.

If you elect to participate in the Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the net asset value (“NAV”) of a Fund share. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV the Agent will, as agent for the participants, buy shares of the Fund’s stock through a broker on the open market or in a negotiated transaction (subject to price and other terms to which the agent may agree). The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All shares of common stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, with the exceptions noted below. Brokerage commissions, transfer taxes and any other costs of purchase or sale by the Agent under the Plan will be charged to participants. The commission participants pay for selling shares under the Plan is calculated as $2.50 plus $0.15 per share. Beneficial shareholders should contact the company holding their account for further information concerning fees that may apply to selling shares under the Plan. In the event the Fund determines to no longer pay the costs applicable to the Plan, the Agent will terminate the Plan and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.

All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Directors may declare. Distributions to Plan participants will be in the form of stock, unless the Agent is notified in writing 10 days prior to the record date fixed by the Board of Directors for the distribution that you wish to receive a cash payment. Beneficial shareholders should contact the company holding their account for further information regarding deadlines that might apply.

You may terminate participation in the Plan at any time by giving written notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions.

Western Asset Investment Grade Income Fund Inc.	65

Dividend reinvestment plan (unaudited) (cont’d)

Upon termination of the Plan, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. If the participant instructs the Agent to sell the shares credited to the participant’s account, the Agent may accumulate such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as the Agent may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to each participant each year.

Registered shareholders can make inquiries regarding the Plan, as well as sign up or terminate their participation in the Plan by contacting Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202, telephone number 1-888-888-0151. Beneficial Shareholders can make inquiries regarding the Plan as well as sign up or terminate their participation in the Plan by contacting the company where their account is held.

66	Western Asset Investment Grade Income Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2020:

Record Date:	1/24/2020	Monthly
Payable Date:	2/3/2020	March 2020 through December 2020
Ordinary Income: Qualified Dividend Income for Individuals	0.93%	1.42%
Dividends Qualifying for the Dividends Received Deduction for Corporations	1.56%	1.42%
Interest-related Dividends*	58.00%	62.00%

*

The following percentage of ordinary income distributions paid monthly by the Fund represent Interest-related dividends eligible for exemption from U.S. withholding tax for nonresident shareholders and foreign corporations.

Western Asset Investment Grade Income Fund Inc.	67

Western Asset

Investment Grade Income Fund Inc.

Directors

Robert Abeles, Jr

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson*

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Susan Kerr

Chief Anti-Money Laundering Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Marc A. De Oliveira**

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

*	Effective March 6, 2020, Mr. Larson became a Director.
**	Effective September 15, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

Western Asset Investment Grade Income Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Investment advisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Custodian

The Bank of New York Mellon

Independent registered public accounting firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

New York Stock Exchange Symbol

PAI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

Western Asset Investment Grade Income Fund Inc.

Western Asset Investment Grade Income Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Investment Grade Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX013146 2/21 SR21-4095

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Robert Abeles, Jr. possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2019 and December 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $41,112 in December 31, 2019 and $39,384 in December 31, 2020.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2019 and $0 in December 31, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2019 and $0 in December 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Investment Grade Income Fund Inc. were $0 in December 31, 2019 and $0 in December 31, 2020.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Investment Grade Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Investment Grade Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2019 and December 31, 2020; Tax Fees were 100% and 100% for December 31, 2019 and December 31, 2020; and Other Fees were 100% and 100% for December 31, 2019 and December 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Investment Grade Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Investment Grade Income Fund Inc. during the reporting period were $938,841 in December 31, 2019 and $773,011 in December 31, 2020.

(h) Yes. Western Asset Investment Grade Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Investment Grade Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

Peter J. Taylor

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)- 6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

4.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-

case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering, and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.

Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

c.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Western Asset Management Company Limited

Proxy Voting and Corporate Actions Policy

NOTE: Below policy relating to Proxy Voting and Corporate Actions is a global policy for all Western Asset affiliates. As compliance with the Policy is monitored by Western Asset Pasadena affiliate, the Policy has been adopted from US Compliance Manual and therefore all defined terms are those defined in the US Compliance Manual rather than UK Compliance Manual.

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

RESPONSIBILITY AND OVERSIGHT

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

PROXY VOTING

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

●	Proxies are reviewed to determine accounts impacted.

●	Impacted accounts are checked to confirm Western Asset voting authority.

●

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

●

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

●

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

●	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TIMING

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

°	A copy of Western Asset’s policies and procedures.
°	Copies of proxy statements received regarding client securities.
°	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
°	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.
°	A proxy log including:
¡	Issuer name;
¡	Exchange ticker symbol of the issuer’s shares to be voted;
¡	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
¡	A brief identification of the matter voted on;
¡	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
¡	Whether a vote was cast on the matter;
¡	A record of how the vote was cast; and
¡	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

DISCLOSURE

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

CONFLICT OF INTEREST

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

°

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

°

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

°	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

VOTING GUIDELINES

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

BOARD APPROVAL PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

Matters relating to the Board of Directors – Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

°

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

°	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
°	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
°	Votes are cast on a case-by-case basis in contested elections of directors.

Matters relating to Executive Compensation – Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by- case basis on board-approved proposals relating to executive compensation, except as follows:

°	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
°	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
°	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
°

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters relating to Capitalization – The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board- approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

°	Western Asset votes for proposals relating to the authorization of additional common stock;
°	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits);
°	Western Asset votes for proposals authorizing share repurchase programs;
°	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions;
°	Western Asset votes these issues on a case-by-case basis on board-approved transactions;

Matters relating to Anti-Takeover Measures – Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

°	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans;
°	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters – Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

°	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws;
°	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

°	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans;
°	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals;
°	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

VOTING SHARES OF INVESTMENT COMPANIES

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

°

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios;

°

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

VOTING SHARES OF FOREIGN ISSUERS

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

°	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management;
°	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees;
°

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated;

°

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary.

Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

CORPORATE ACTIONS

Western Asset must pay strict attention to any corporate actions that are taken with respect to issuers whose securities are held in client accounts. For example, Western Asset must review any tender offers, rights offerings, etc., made in connection with securities owned by clients. Western Asset must also act in a timely manner and in the best interest of each client with respect to any such corporate actions.

Western Asset Management Company Ltd (“WAMJ”) Proxy Voting Policies and Procedures

POLICY

As a fixed income only manager, the occasion to vote proxies for WAMJ is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMJ will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The WAMJ Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Operations (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority, WAMJ will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if WAMJ becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If WAMJ personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm WAMJ voting authority.

c.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and WAMJ obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle), WAMJ seeks voting instructions from an independent third party.

e.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, WAMJ may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

WAMJ personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

WAMJ maintains records of proxies. These records include:

a.	A copy of WAMJ’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by WAMJ that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and WAMJ’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in WAMJ’s offices.

Disclosure

WAMJ’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

WAMJ’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

1b.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, WAMJ generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

WAMJ votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

WAMJ generally favors compensation programs that relate executive compensation to a company’s long- term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for stock option plans that will result in a minimal annual dilution.

b.	WAMJ votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	WAMJ votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, WAMJ votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where WAMJ is otherwise withholding votes for the entire board of directors.

a.	WAMJ votes for proposals relating to the authorization of additional common stock.

b.	WAMJ votes for proposals to effect stock splits (excluding reverse stock splits).

c.	WAMJ votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions WAMJ votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

WAMJ votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	WAMJ votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	WAMJ votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

WAMJ votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	WAMJ votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	WAMJ votes against authorization to transact other unidentified, substantive business at the meeting.

2b.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. WAMJ votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	WAMJ votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	WAMJ votes for shareholder proposals that are consistent with WAMJ’s proxy voting guidelines for board-approved proposals.

c.	WAMJ votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

3b.	Voting Shares of Investment Companies

WAMJ may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

¡

WAMJ votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

¡

WAMJ votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

4b.	Voting Shares of Foreign Issuers

In the event WAMJ is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	WAMJ votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	WAMJ votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

WAMJ votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

WAMJ votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Western Asset Management Company Pte. Ltd. (“WAMS”)

Compliance Policies and Procedures

Proxy Voting

WAMS has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the applicable laws and regulations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMS will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. [See conflicts of interest section of these procedures for further information on determining material conflicts of interest.]

4.

If a material conflict of interest exists, (4.1) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (4.2) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (4) or (5) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

●	A copy of Western Asset’s policies and procedures.
●	Copies of proxy statements received regarding client securities.
●	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
●	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.
●	A proxy log including:
¡	Issuer name;
¡	Exchange ticker symbol of the issuer’s shares to be voted;
¡	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
¡	A brief identification of the matter voted on;
●	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
¡	Whether a vote was cast on the matter;
¡	A record of how the vote was cast; and
¡	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

●

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

●

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

●	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part 1 deals with proposals which have been approved and are recommended by a company’s board of directors; Part 2 deals with proposals submitted by shareholders for inclusion in proxy statements; Part 3 addresses issues relating to voting shares of investment companies; and Part 4 addresses unique considerations pertaining to foreign issuers

Part 1 - Board Approved  Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

●

Matters relating to the Board of Directors. Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

¡

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

¡	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
¡	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
¡	Votes are cast on a case-by-case basis in contested elections of directors.
●

Matters relating to Executive Compensation. Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

¡	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
●	Western Asset votes against stock option plans or proposals that permit replacing or re-pricing of underwater options.
¡	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
¡

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

●

Matters relating to Capitalization. The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

¡	Western Asset votes for proposals relating to the authorization of additional common stock.
¡	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
¡	Western Asset votes for proposals authorizing share repurchase programs.
●	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions. Western Asset votes these issues on a case-by-case basis on board-approved transactions.
●	Matters relating to Anti-Takeover Measures. Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

¡	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.
¡	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.
●

Other Business Matters. Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

¡	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.
¡	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

Part 2 - Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

●	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.
●	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.
●	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Part 3 – Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts 1 and 2 above are voted in accordance with those guidelines.

●

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

●

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g. proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

Part 4 – Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

●	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.
●	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.
●

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

●

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have pre-emptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager. In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (1) the right to vote proxies has been reserved to a named fiduciary of the client, and (2) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Ryan Brist Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2020.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories:

registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory	Assets Managed for which Advisory Fee is

				Fee is Performance -Based	Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	98	$171.22 billion	None	None
	Other Pooled Vehicles	221	$81.64 billion	10	$1.46 billion
	Other Accounts	638	$231.53 billion	25	$15.91 billion
Ryan Brist‡	Other Registered Investment Companies	10	$7.20 billion	None	None
	Other Pooled Vehicles	19	$9.31 billion	None	None
	Other Accounts	98	$46.76 billion	3	$1.32 billion
Michael Buchanan‡	Other Registered Investment Companies	33	$19.77 billion	None	None
	Other Pooled Vehicles	64	$22.78 billion	5	$786 million
	Other Accounts	162	$77.62 billion	10	$7.28 billion

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of December 31, 2020.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned

S. Kenneth Leech	E
Michael C. Buchanan	A

Ryan Brist	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Investment Grade Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 26, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 26, 2021